                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 1
                                ---------------

          AMENDMENT NO. 1 (the "Amendment"), dated as of September 25, 2001, to
                                ---------
that certain First Amended and Restated Credit Agreement, dated as of December 29, 1997, amended and restated as of July 7, 2000 (the "Credit Agreement";
                                                        ----------------
capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among TUESDAY MORNING CORPORATION, a Delaware corporation ("Borrower"), the guarantors party thereto (the "Guarantors"), the
              --------                                       ----------
lenders party thereto (the "Lenders"), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as arranger and syndication agent (the "Arranger"), FLEET NATIONAL BANK, as administrative agent (the "Administrative
---------                                                       --------------
Agent"), and CREDIT LYONNAIS, as documentation agent.
-----

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement;

          WHEREAS, pursuant to Section 12.04 of the Credit Agreement, Borrower and each of the undersigned Lenders hereby agree to amend certain provisions of the Credit Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION ONE - Amendments.  The Obligors and the Lenders hereby amend,
          -----------   ----------
subject to the satisfaction of the conditions set forth in Section 2 hereof, the following sections of the Credit Agreement as set forth below:

          (a) The definition of "Capital Expenditures" in Section 1.01 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (vii) of such definition and by adding immediately preceding the period at the end of such definition the following: "and
     (viii) solely for purposes of clause (x) of Section 9.11(c) and of Section 9.11(d), any amounts expended for the purchase and renovation of the approximately 23.984 acre tract of real property located at 14303 Inwood Road, in the city of Farmers Branch, Texas and fixtures, personal property and improvements thereon in an aggregate amount not to exceed $22.0 million."

          (b) The definition of "Excess Cash Flow" in Section 1.01 of the Credit Agreement is hereby amended by adding immediately following the words "Borrower's Equity Interests" in clause (b)(iii) of such definition the words "or Senior Subordinated Notes."

          (c) Section 8.13 of the Credit Agreement is hereby amended by adding immediately following the words "Borrower's Equity Interests" the words "or Senior Subordinated Notes."

          (d) Section 9.06(a) of the Credit Agreement is hereby amended by deleting the "(vii)" immediately following the words "clauses (i) through" and by replacing it with "(viii)".

          (e) Section 9.08 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (2) of the last sentence of such Section and replacing it with "," and by adding immediately preceding the period at the end of such sentence the following: "and (3) repurchases, redemptions or other acquisitions of the Senior Subordinated Notes permitted by Section 9.15."

          (f) Section 9.10(d) of the Credit Agreement is hereby amended by adding immediately following the words "or other acquisitions" in clause
     (I) of such Section the words ", together with the amount of all repurchases, redemptions or other acquisitions of its Senior Subordinated Notes permitted by Section 9.15,".

          (g) Section 9.11(a) of the Credit Agreement is hereby amended by deleting the ratio "3.50:1.00" opposite the period September 30, 2001 and replacing it with "3.65:1.00."

          (h) Section 9.11(b) of the Credit Agreement is hereby amended by deleting the ratio "1.75:1.00" opposite the period September 30, 2001 and replacing it with "1.60:1.00."

          (i) Section 9.11(c) of the Credit Agreement is hereby amended by deleting the ratio "1.20:1.00" opposite the period September 30, 2001 and replacing it with "1.05:1.00."

          (j) Section 9.15 of the Credit Agreement is hereby amended by adding immediately preceding the period at the end of such Section the following:
     "; provided, that so long as no Default or Event of Default then exists or would arise therefrom, Borrower may make repurchases, redemptions or other acquisitions of its Senior Subordinated Notes; provided further, that,
                                                    ----------------
     after giving pro forma effect to each such repurchase, redemption or other
                  --- -----
     acquisition:

                    (I) the amount of all such repurchases, redemptions or other acquisitions, together with the amount of all repurchases, redemptions or other acquisitions of its Equity Interests permitted by
          Section 9.10(d), shall not exceed, in the aggregate, $25.0 million since the Amendment and Restatement Date;

                    (II) Borrower shall be in compliance with all covenants and agreements set forth herein (including Section 9.11); and

                    (III) within two Business Days of each such repurchase, redemption or other acquisition, Borrower shall deliver to the Administrative Agent an Officer's Certificate stating compliance with this Section 9.15."

          SECTION TWO - Conditions to Effectiveness.  This Amendment shall
          -----------   ---------------------------
become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by each Obligor and the Majority Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment. The effectiveness of this Amendment (other than Sections 5, 6 and 7 hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section 3 hereof and upon payment of the fees, costs and expenses set forth in the first and third sentences of Section 5 hereof.

          SECTION THREE - Representations, Warranties and Covenants.  In order
          -------------   -----------------------------------------
to induce the Lenders and the Agents to enter into this Amendment, each Obligor represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment, (x) no Default or Event of Default has occurred and is continuing; and (y) all of the representations and warranties in the Credit Agreement, after giving effect to this Amendment, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Each Obligor further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agents and each Lender that:

          (a) It has the corporate power and authority to execute, deliver and perform this Amendment and have taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment; and

          (b) This Amendment has been duly executed and delivered on behalf of each Obligor by a duly authorized officer or attorney-in-fact of each Obligor.

          SECTION FOUR - Reference to and Effect on the Credit Agreement and the
          ------------   -------------------------------------------------------
Notes.  On and after the effectiveness of this Amendment, each reference in the
-----
Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment. The Credit Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Obligors under the Credit Documents, in each case as modified by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. Each Guarantor ratifies and confirms its Guarantee as in full force and effect after giving effect to the amendments herein set forth.

          SECTION FIVE - Costs, Expenses, Taxes and Fees.  Borrower agrees to
          ------------   -------------------------------
pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of Section 12.03 of the Credit Agreement. In addition, Borrower shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. In the event the Majority Lenders consent to this Amendment, Borrower covenants to pay or cause to be paid a one-time cash fee (the "Amendment Fee") to each Lender that executes and delivers a signature page to
--------------
this Amendment not later than the close of business (New York time) on the date hereof in the aggregate amount equal to 0.125% of the sum of the (i) aggregate amount of Loans then outstanding owing to such Lender plus the (ii) then effective aggregate amount of the Unutilized Revolving Credit Commitment of such Lender, which fee shall be paid by wire transfer of immediately available funds and distributed by the Administrative Agent to the Lenders entitled thereto.

          SECTION SIX - Execution in Counterparts.  This Amendment may be
          -----------   -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION SEVEN - Governing Law.  This Amendment shall be governed by,
          -------------   -------------
and construed in accordance with, the laws of the State of New York (without giving effect to any provisions thereof relating to conflicts of law).

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   TUESDAY MORNING CORPORATION

                                   By: /s/Mark E. Jarvis
                                      ------------------------------
                                      Name:  Mark E. Jarvis
                                      Title:  Exec. V.P.

                                   TMI HOLDINGS, INC.

                                  By: /s/Alan L. Oppenheimer
                                     ------------------------------
                                     Name:  Alan L. Oppenheimer
                                     Title:  President

                                   TUESDAY MORNING, INC.

                                   By: /s/Mark E. Jarvis
                                      ------------------------------
                                      Name:  Mark E. Jarvis
                                      Title:  Exec. V. P.

                                   FRIDAY MORNING, INC.

                                   By: /s/Mark E. Jarvis
                                      ------------------------------
                                      Name:  Mark E. Jarvis
                                      Title:  Exec. V. P.

                                   DAYS OF THE WEEK, INC.

                                   By: /s/Duane A. Huesers
                                      ------------------------------
                                      Name:  Duane A. Huesers
                                      Title:  Vice President

                                   NIGHTS OF THE WEEK, INC.

                                   By: /s/Alan L. Oppenheimer
                                      ------------------------------
                                      Name:  Alan L. Oppenheimer
                                      Title:  President

                                   TUESDAY MORNING PARTNERS, LTD.

                                   By: /s/Duane A. Huesers
                                      ------------------------------
                                      Name:  Duane A. Huesers
                                      Title:  Vice President of General Partner

                                   Agents
                                   ------

                                   MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE,
                                   FENNER & SMITH INCORPORATED,
                                   as Arranger and Syndication Agent

                                   By: /s/Brian E. O'Callahan
                                      ----------------------------------------
                                      Name:  Brian E. O'Callahan
                                      Title:  Director

                                   FLEET NATIONAL BANK,
                                   as Administrative Agent

                                   By: /s/Christopher J. Wickles
                                      ------------------------------
                                      Name:  Christopher J. Wickles
                                      Title:  Vice President

                                   CREDIT LYONNAIS,
                                   as Documentation Agent

                                   By:
                                      ------------------------------
                                      Name:
                                      Title:

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                   Lender

                                   MERRILL LYNCH CAPITAL CORPORATION

                                   By: /s/Brian E. O'Callahan
                                      -------------------------------
                                      Name:  Brian E. O'Callahan
                                      Title:  Vice President

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                   FLEET NATIONAL BANK

                                   By: /s/Christopher J. Wickles
                                      ------------------------------
                                      Name:  Christopher J. Wickles
                                      Title:  Vice President

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                   CREDIT LYONNAIS, New York Branch

                                   By: /s/Michael W. Lord
                                      ------------------------------
                                      Name:  Michael W. Lord
                                      Title:  Vice President

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                   BALANCED HIGH-YIELD FUND I,

                                   By: ING Advisers LLC, as Asset Manager


                                   By: /s/Michael J. Campbell
                                      -------------------------------------
                                      Name:  Michael J. Campbell
                                      Title:  Managing Director

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                   BANK LEUMI USA

                                   By: /s/Joung Hee Hong
                                      ------------------------------
                                      Name:  Joung Hee Hong
                                      Title:  Vice President

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 BANK ONE, NA
                                 (Main Office Chicago)

                                 By: /s/Catherine A. Muszynski
                                    -----------------------------
                                    Name:  Catherine A. Muszynski
                                    Title:  Vice President

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 BHF (USA) CAPITAL CORPORATION

                                 By: /s/Dana L. McDougall
                                    ---------------------------
                                    Name:  Dana L. McDougall
                                    Title:  Vice President

                                 By: /s/Nina Zhou
                                    ----------------------------
                                    Name:  Nina Zhou
                                    Title:  Associate

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 CREDIT AGRICOLE INDOSUEZ

                                 By: /s/Brian Knezeak
                                    -------------------------
                                    Name:  Brian Knezeak
                                    Title:  FVP, Manager

                                 By: /s/Michael D. Willis
                                    -------------------------
                                    Name:  Michael D. Willis
                                    Title:  VP, Credit Analysis

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 ELF FUNDING TRUST I

                                 By: Highland Capital Management, L.P.,
                                     as collateral manager

                                 By:
                                    -------------------------------------
                                    Name:
                                    Title:

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 FIRST AMERICAN BANK TEXAS, SSB

                                 By: /s/J. Paul Voorhies
                                    -----------------------------
                                    Name:  J. Paul Voorhies
                                    Title:  Vice President

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 HELLER FINANCIAL, INC.

                                 By: /s/Julia F. Maslanka
                                    --------------------------
                                    Name:  Julia F. Maslanka
                                    Title:  Vice President

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 HIGHLAND LEGACY LIMITED

                                 By: Highland Capital Management, L.P.,
                                     as collateral manager

                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 KZH PAMCO LLC

                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 LASALLE BANK NATIONAL ASSOCIATION, formerly known as LaSalle National Bank

                                 By: /s/Michael Bryan
                                    ------------------------------------------
                                     Name:  Michael Bryan
                                     Title:  First Vice President

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 ML CLO XV PILGRIM AMERICA
                                 (CAYMAN) LTD.

                                 By: Pilgrim America Investments, Inc., as its
                                     investment manager

                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 MORGAN STANLEY DEAN WITTER
                                 PRIME INCOME TRUST

                                 By: /s/Sheila Finnerty
                                     ---------------------------
                                     Name:  Sheila Finnerty
                                     Title:  Executive Director

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 NATIONAL CITY BANK

                                 By: /s/Stephen Bassett
                                    -----------------------------
                                     Name:  Stephen Bassett
                                     Title:  Account Officer

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 PAM CAPITAL FUNDING LP

                                 By:
                                    -----------------------
                                     Name:
                                     Title:

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 PILGRIM CLO 1999- Ltd.

                                 By: Pilgrim Investments, Inc.,
                                     as its investment manager

                                 By:
                                    ---------------------------
                                     Name:
                                     Title:

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 SENIOR DEBT PORTFOLIO

                                 By: Boston Management and Research,
                                     as investment advisor

                                 By:
                                    --------------------------------
                                     Name:
                                     Title:

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 TRANSAMERICA BUSINESS CAPITAL CORPORATION

                                 By: /s/Stephen K. Goetschius
                                    -----------------------------------------
                                     Name:  Stephen K. Goetschius
                                     Title:  Senior Vice President

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 UNION BANK OF CALIFORNIA, N.A.

                                 By: /s/J. Scott Jessup
                                     ----------------------------
                                     Name:  J. Scott Jessup
                                     Title:  Vice President

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 WELLS FARGO BANK, N.A.

                                 By: /s/Jason L. Weighter
                                    ---------------------------
                                     Name:  Jason L. Weighter
                                     Title:  AVP

Lender Signature Page to Amendment No. 1 to First Amended and Restated Tuesday Morning Credit Agreement.

                                 WEST LOOP CLO-1 L.P.
                                 By:  Heller Financial Asset Management LLC,
                                      authorized agent

                                 By: /s/Julia F. Maslanka
                                    ----------------------------------------
                                     Name:    Julia F. Maslanka
                                     Title:  Vice President